UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
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EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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Coventry Health Care, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2010. Meeting Information COVENTRY HEALTH CARE, INC. Meeting Type: Annual Meeting For holders as of: March 22, 2010 Date: May 20, 2010 Time: 8:00 a.m. EDT Location: Four Seasons Hotel Washington DC 2800 Pennsylvania Avenue NW Washington, DC 20007 You are receiving this communication because you hold shares in the above named company. COVENTRY HEALTH CARE, INC. ATTN: CORPORATE SECRETARY This is not a ballot. You cannot use this notice to vote 6705 ROCKLEDGE DRIVE these shares. This communication presents only an SUITE 900 BETHESDA, MD 20817 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M22609-P92201 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: At the Meeting you will need to request a ballot to vote these shares. If you need directions to meeting, please contact the Four Seasons Hotel Washington DC at (202) 342-0444. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available M22610-P92201 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES. 1. ELECTION OF CLASS I DIRECTORS Nominees: a. L. Dale Crandall THE BOARD OF DIRECTORS RECOMMENDS b. Elizabeth E. Tallett A VOTE “AGAINST” ITEMS 3, 4 AND 5. c. Allen F. Wise 3. Stockholder Proposal: Political Contributions d. Joseph R. Swedish 4. Stockholder Proposal: Pay Disparity ELECTION OF CLASS II DIRECTOR 5. Stockholder Proposal: Multiple Performance Metrics Nominee: e. Michael A. Stocker, M.D. THE BOARD OF DIRECTORS RECOMMENDS IMPORTANT — PLEASE READ — THIS IS NOT A BALLOT A VOTE “FOR” PROPOSAL 2. You cannot use this notice to vote the shares. This is only an 2. Proposal to ratify the appointment of overview of the proxy materials that are available to you on the Ernst & Young LLP as the Company’s Internet. independent auditors for 2010. M22613-P92201

M22614-P92201